T. Rowe Price Retirement Funds

Supplement to summary prospectus

The following is added to the second paragraph under Management:

Effective August 1, 2011, Jerome A. Clark will become sole chairman of the fund’s Investment Advisory Committee.

The date of this supplement is July 15, 2011.

C16-041-S    7/15/11